SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  MAY 30, 2002

                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                        0-14306                  84-0928627
  -------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM  5     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

      (A) On April 3, 2002, Intercell International Corporation (the "Registrant") signed an Agreement-In-Principle (the "Agreement") to merge with Vu Media Duplications, Inc. ("Vu Media"), a privately held Nevada corporation. On May 22, 2002, the Registrant withdrew from the proposed merger.

            (B) In January 2002, the Registrant granted a warrant to a third party in exchange for business consulting and advisory services. Under the warrant the third party has the right to purchase up to 1,000,000 shares of NanoPierce Technologies, Inc. common stock held by the Company, at an exercise price of $0.50 per share. The warrant is exercisable immediately and expires in January 2007 and contains a cashless exercise provision at the option of the holder. The warrant was considered a derivative financial instrument and was therefore recorded on the balance sheet at fair value. At March 31, 2002, the fair value of the derivative was estimated to be $1,000,000.

            In April 2002, the Registrant granted a second warrant to the same third party in exchange for business consulting and advisory services. Under this warrant, the third party has the right to purchase up to 4,000,000 shares of NanoPierce Technologies, Inc. common stock held by the Company, at an exercise price of $1.39 per share. The warrant is exercisable immediately and expires in April 2007, and contains a cashless provision at the option of the holder. The warrant was considered a derivative financial instrument and had an estimated that the fair value of $2,570,000 at the date of the grant.

            In May 2002, the Registrant cancelled both the 1,000,000-share warrant and the 4,000,000 shares warrant by agreement with the third party. The cancellation was effected in order to eliminate unintended and unfavorable consequences to the Registrant's financial statements. In return for the cancellation of the warrants, the Registrant agreed to transfer 2,000,000 restricted common shares of the NanoPierce Technologies, Inc. to the holder in return for business consulting, advisory and financial services. Based on the quoted market of NanoPierce Technologies, Inc. common stock at the date of the Agreement, the 2,000,000 restricted common shares of NanoPierce Technologies, Inc. had an estimated value of $1,640,000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May  30,  2002                    INTERCELL  INTERNATIONAL
                                         CORPORATION




                                         /s/  Paul H. Metzinger
                                         ------------------------
                                         Paul H. Metzinger, President &
                                         Chief Executive Officer


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